Exhibit B-2(d)


                    Entergy Mississippi, Inc.


                          $100,000,000
                      First Mortgage Bonds,
                5.15% Series due February 1, 2013


                     UNDERWRITING AGREEMENT

                                                 January 27, 2003


BNY Capital Markets, Inc.
J.P. Morgan Securities Inc.
Scotia Capital (USA) Inc.
The Williams Capital Group, L.P.

c/o  BNY Capital Markets, Inc.
     One Wall Street
     New York, New York 10286

     J.P. Morgan Securities Inc.
     270 Park Avenue
     New York, New York 10017

     The undersigned, Entergy Mississippi, Inc., a Mississippi corporation (the "Company"), proposes to issue, and sell severally to the underwriters set forth in Schedule I attached hereto (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom BNY Capital Markets, Inc. and J.P. Morgan Securities Inc. are acting as representatives, an aggregate of $100,000,000 principal amount of the Company's First Mortgage Bonds, 5.15% Series due February 1, 2013 (the "Bonds"), as follows:

     SECTION 1.     Purchase and Sale

     . On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the Bonds at 99.249% of the principal amount thereof, in the principal amount set forth opposite the name of such Underwriter in Schedule I attached hereto.

     SECTION 2.     Description of Bonds

     . The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, with The Bank of New York (successor to Bank of Montreal Trust Company), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Z. George Klodnicki), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Nineteenth Supplemental Indenture, dated as of January 1, 2003 (the "Supplemental Indenture"). Said Mortgage and Deed of Trust as so amended and supplemented is hereinafter referred to as the "Mortgage." The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Prospectus (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date (as defined herein) the form of the Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.

     SECTION 3.     Representations and Warranties of the Company

     .   The  Company  represents and  warrants  to  the  several
Underwriters,   and  covenants  and  agrees  with   the   several
Underwriters, that:

     (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Mississippi and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business and is in good standing and duly qualified to conduct such business as a foreign corporation in the State of Arkansas.

     (b) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-53554) for the registration of $540,000,000 aggregate offering price of the Company's securities (including $55,000,000 of the Company's first mortgage bonds (the "Mortgage Bonds") carried forward from a prior registration statement), including the Bonds, under the Securities Act of 1933 (the "Securities Act") ($295,000,000 of which securities remain unsold), and such registration statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Bonds, and the Bonds are registered under the Securities Act. The combined prospectus forming a part of such registration statement pursuant to Rule 429 under the Securities Act, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to
Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to securities of the Company other than the Bonds) prior to the time of effectiveness of this Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Bonds, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective and prior to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to securities of the Company other than the Bonds), which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. Such registration statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including, for these purposes, as an amendment any document incorporated or deemed to be incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement (a "Prospectus Supplement") to be filed with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

      (c) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(d), the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus (except any amendment or supplement relating solely to securities of the Company other than the Bonds), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Pillsbury Winthrop LLP ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and incorporated or deemed to be incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to securities of the Company other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

    (d) The Registration Statement, at the Effective Date (as defined below) and the Mortgage, at such time, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (i) the date the Registration Statement (or the most recent post-effective amendment thereto, but excluding any post-effective amendment relating solely to securities of the Company other than the Bonds) was declared effective by the Commission under the Securities Act and (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (such date is hereinafter referred to as the "Effective Date"), the Registration Statement did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility of the Trustees on Form T-1 and Form T-2, as they may then be amended, under the Trust Indenture Act filed as exhibits to the Registration Statement (the "Statements of Eligibility").

     (e) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any indenture or other agreement or instrument to which the Company is now a party.

     (f) Except as set forth or contemplated in the Prospectus, as it may be then amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a material adverse effect on the Company.

     (g) The Company maintains (x) systems of internal controls and processes sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (y) disclosure controls and procedures (as defined in Rule 13a-14(c) under the Exchange Act).

     SECTION 4.     Offering

     . The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus Supplement plus accrued interest thereon, if any, from the Closing Date.

     SECTION 5.     Time and Place of Closing; Delivery of the Bonds

     . Delivery of the Bonds and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York, at 10:00 A.M., New York time, on January 31, 2003, or at such other time on the same or such other day as shall be agreed upon by the Company and BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, or as may be established in accordance with
Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

     The Bonds shall be delivered to the Underwriters in book-entry only form through the facilities of The Depository Trust
Company in New York, New York. The certificate for the Bonds shall be in the form of one typewritten global bond in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriters and the Company, or at such other time and/or date as may be agreed upon between the Underwriters and the Company.

     SECTION 6. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

     (a) Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.

     (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

     (c) The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) and will advise BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

     (d) During such period of time as the Underwriters are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to
Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters
(in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.

     (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities
Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

     (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Bonds for offer and sale under, the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

     (g) The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture, (iii) legal counsel relating to the qualification of the Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (and any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Bonds and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies, (vi) the listing of the Bonds on the New York Stock Exchange (the "NYSE") and (vii) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting
Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

     (h) The Company will not sell any additional Mortgage Bonds without the consent of BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, until the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.

     (i) As soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights under the Supplemental Indenture, and the Company will use its best efforts to cause to be furnished to the Underwriters a supplemental opinion of counsel for the Company, addressed to the Underwriters, stating that all such recordings, registrations and filings have been made.

     SECTION 7.     Conditions of Underwriters' Obligations

     . The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

     (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

     (c) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, orders of the Commission under the Public Utility Holding Company Act of 1935 (the
"Holding Company Act") authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

     (d) At the Closing Date, the Underwriters shall have received from Wise Carter Child & Caraway, Professional Association,
Friday, Eldredge & Clark, LLP and Thelen Reid & Priest LLP opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, with changes therein to reflect such supplementation.

     (e) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing
Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

     (f) On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since
December 31, 2001 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock of the Company, increase in long-term debt of the Company, or decrease in its net current assets or stockholders' equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange
Act as specified in Exhibit E hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

     (g) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (i) the representations and warranties of the Company contained herein are true and correct,
(ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and
(iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

     (h) At the Closing Date, the Underwriters shall have received duly executed counterparts of the Supplemental Indenture.

     (i) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

     (j) Between the date hereof and the Closing Date, no default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under the Mortgage shall have occurred.

     (k) Prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Bonds have received ratings of at least Baa2 from Moody's Investors Service, Inc. and at least BBB+ from Standard & Poor's Ratings Services.

     (l)  Between the date hereof and the Closing Date, neither
Moody's Investors Service, Inc. nor Standard & Poor's Ratings
Services shall have lowered its rating of any of the Company's outstanding Mortgage Bonds in any respect.

     (m) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Underwriters, materially impairs the investment quality of the Bonds.

     (n) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.

     (o) The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

     If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 8.     Conditions of Company's Obligations

     . The obligations of the Company hereunder shall be subject to the following conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

     (b) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds orders of the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

     In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to BNY Capital Markets, Inc. and J.P. Morgan Securities Inc. as representatives of the Underwriters. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 9.     Indemnification.

     (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims,
damages   or  liabilities,  joint  or  several,  to  which   each
Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection
with   investigating   any  such  losses,  claims,   damages   or
liabilities or in connection with defending any actions,  insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented (or, in the case of any action arising out of the issuance and sale of the Bonds, in any prior registration statement to which the Basic Prospectus, as a combined prospectus under Rule 429 of the rules and regulations of the Commission under the Securities Act, relates), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed
with  the  Commission  pursuant  to  Rule  424(b)),  or  in   the
Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)) or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from the Statements of Eligibility; and provided
further,   that  the  indemnity  agreement  contained   in   this
subsection  shall not inure to the benefit of any Underwriter  or to  the  benefit  of any person controlling such  Underwriter  on
account   of  any  such  losses,  claims,  damages,  liabilities,
expenses or actions arising from the sale of the Bonds to any person in respect of the Basic Prospectus or the Prospectus as supplemented or amended, furnished by such Underwriter to a person to whom any of the Bonds were sold (excluding in both cases, however, any document then incorporated or deemed to be incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto, furnished on a timely basis by the Company to the Underwriters pursuant to Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or
omission  made  in  the  Prospectus)  (excluding,  however,   any
amendment or supplement to the Basic Prospectus relating to any securities of the Company other than the Bonds and any document then incorporated or deemed to be incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

     (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses
(including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)) or the Prospectus, or any amendment or supplement thereto.

     (c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     (d)  If the indemnification provided for under subsections (a),
(b) or (c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

     SECTION 10.    Survival of Certain Representations and
Obligations

     . Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

     SECTION 11.    Default of Underwriters

     . If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds that such Underwriter has agreed to purchase pursuant to
Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If such Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Bonds that they had severally agreed  to  purchase hereunder, and, in addition,  the  principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

     SECTION 12.    Termination

     . This Underwriting Agreement shall be subject to termination by written notice from BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New
York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearing services in the United States shall have occurred, (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the reasonable judgment of BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, as provided above, if, in the judgment of BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to the activity of the Underwriters or to the terms of any securities of the Company other than the Bonds) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 13.    Miscellaneous

     . THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from the Underwriters.

     SECTION 14.    Notices

     . All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, at the addresses set forth at the beginning of this Underwriting Agreement to the attention of Daniel Klinger, Vice President, in the case of BNY Capital Markets, Inc., and Investment Grade Syndicate Desk, 8th Floor, (212) 834-4533 (phone), (212) 834-6081 (fax) in the case of J.P. Morgan Securities Inc. or, if to the Company, shall be mailed or delivered to it at 308 East Pearl Street, Jackson, Mississippi 39201, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.


                              Very truly yours,

                              Entergy Mississippi, Inc.


                              By:  /s/ Frank Williford
                                 Name: Frank Williford
                                 Title: Assistant Treasurer

Accepted as of the date first above written.

BNY Capital Markets, Inc.
J.P. Morgan Securities Inc.
Scotia Capital (USA) Inc.
The Williams Capital Group, L.P.

By:  BNY Capital Markets, Inc.


By:/s/ Daniel Klinger
  Name: Daniel Klinger
  Title: Vice President


By:  J.P. Morgan Securities Inc.



By:/s/ Jose C. Padilla
  Name:     Jose C. Padilla
  Title:    Vice President

                           SCHEDULE I


                    Entergy Mississippi, Inc.
               $100,000,000 First Mortgage Bonds,
                5.15% Series due February 1, 2013


        Name of Underwriters                Principal
                                         Amount of Bonds


BNY Capital Markets, Inc.                 $43,000,000
J.P. Morgan Securities Inc.                43,000,000
Scotia Capital (USA) Inc.                   7,000,000
The Williams Capital Group, L.P.            7,000,000
                                         ------------
                TOTAL                    $100,000,000
                                         ============

                                          EXHIBIT A



    [Letterhead of Wise Carter Child & Caraway, Professional
                          Association]




                                                January ___, 2003


BNY Capital Markets, Inc.
J.P. Morgan Securities Inc.
Scotia Capital (USA) Inc.
The Williams Capital Group, L.P.

c/o  BNY Capital Markets, Inc.
     One Wall Street
     New York, New York 10286

     J.P. Morgan Securities Inc.
     270 Park Avenue
     New York, New York 10017

     Ladies and Gentlemen:

     We, together with Thelen Reid & Priest LLP, of New York, New York, and Friday, Eldredge & Clark, LLP of Little Rock, Arkansas, have acted as counsel for Entergy Mississippi, Inc., a Mississippi corporation (the "Company"), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement effective January 27, 2003 (the "Underwriting Agreement"), between the Company and you, of $100,000,000 aggregate principal amount of its First Mortgage Bonds, 5.15% Series due February 1, 2013 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, with The Bank of New York (successor to Bank of Montreal Trust Company), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Z. George Klodnicki), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Nineteenth Supplemental Indenture, dated as of January 1, 2003 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-laws, (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the orders entered by the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the legal capacity of natural persons, the conformity with the originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     In making our examination of documents and instruments executed or to be executed by persons other than the Company, we have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, we have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. We have further assumed that each of the documents, instruments, agreements, records and certificates reviewed by us for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although we have no knowledge of any facts or circumstances that could give rise to such amendment.

     As to questions of fact material to the opinions expressed herein, we have relied upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

               (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Mississippi, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business as a foreign corporation in the State of Arkansas.

               (2) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances (as defined in the Mortgage) and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. All permanent physical properties and franchises (other than those expressly excepted in the Mortgage) acquired by the Company after the date of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to such Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as may be limited by bankruptcy law.

               (3) The Mortgage constitutes a valid, direct and first mortgage lien on all of the Mortgaged and Pledged Property (as defined in the Mortgage), subject only to minor defects of the character aforesaid and Excepted Encumbrances. The description of the Mortgaged and Pledged Property set forth in the Mortgage is adequate to constitute the Mortgage as a lien on the Mortgaged and Pledged Property. The filing for recording of the Mortgage in the offices of the Chancery Clerks of each County in Mississippi in which the Company holds real property, and the recording of the Mortgage in the office of the Circuit Clerk of Independence County, Arkansas, which filings or recordings will be duly effected, and the filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the offices of the Secretary of State of the State of Mississippi and the Secretary of State of the State of Arkansas, which filings will be duly effected, are the only recordings, filings, rerecordings and refilings required by law in order to protect and maintain the lien of the Mortgage on any of the property described therein and subject thereto.

               (4) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as may be limited by the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security, and (ii) as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

               (5) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

               (6) The statements made in the Prospectus under the captions "Description of the First Mortgage Bonds" and "Description of the Bonds," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

               (7) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               (8) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility upon which we do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed by the Company with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under
     Section 8(d) of the Securities Act.

               (9) Appropriate orders have been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, such orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities
     Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

               (10)  The issuance and sale by the Company of  the
     Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

     In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (6) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who audited certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and the above-mentioned discussions did not disclose to us any information which gives us reason to believe that the
Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, (ii) the Statements of Eligibility, or (iii) the information contained in the Prospectus under the caption "Book-Entry Only Securities."

     We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We have examined the opinions of even date herewith rendered to you by Thelen Reid & Priest LLP and Pillsbury Winthrop LLP and concur in the conclusions expressed therein insofar as they involve questions of Mississippi and Wyoming law.

     We are members of the Mississippi Bar and, for purposes of this opinion, do not hold ourselves out as an expert on the laws of any jurisdiction other than the State of Mississippi and the United States of America. As to all matters of Arkansas, Wyoming and New York law, we have relied, with your approval, in the case of Arkansas law, upon the opinion of even date herewith addressed to you of Friday, Eldredge & Clark, LLP, in the case of Wyoming law, upon correspondence and consultation with attorneys licensed in Wyoming and, in the case of New York law, upon the opinion of even date herewith addressed to you of Thelen Reid & Priest LLP.

     The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Thelen Reid & Priest LLP and Pillsbury Winthrop LLP may rely on this opinion as to all matters of Mississippi and Wyoming law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,

                                                        EXHIBIT B



          [Letterhead of Friday, Eldredge & Clark, LLP]

                                                January ___, 2003


BNY Capital Markets, Inc.
J.P. Morgan Securities Inc.
Scotia Capital (USA) Inc.
The Williams Capital Group, L.P.

c/o  BNY Capital Markets, Inc.
     One Wall Street
     New York, New York 10286

     J.P. Morgan Securities Inc.
     270 Park Avenue
     New York, New York 10017

Ladies and Gentlemen:

     We, together with Thelen Reid & Priest LLP, of New York, New York, and Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, have acted as counsel for Entergy Mississippi, Inc., a Mississippi corporation (the "Company"), in connection with the issuance and sale, pursuant to the Underwriting Agreement effective January 27, 2003 between the Company and you (the "Underwriting Agreement"), by the Company of $100,000,000 aggregate principal amount of its First Mortgage Bonds, 5.15% Series due February 1, 2013 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, with The Bank of New York (successor to Bank of Montreal Trust Company), as Corporate Trustee, and Stephen J. Giurlando (successor to Z. George Klodnicki), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Nineteenth Supplemental Indenture, dated as of January 1, 2003 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). We have examined such documents, records and certificates and have reviewed such questions of law as we have deemed necessary and appropriate for the purpose of this opinion. This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In order to render this opinion, we have assumed that the Company does not own any real or personal property or other facilities in the State of Arkansas, except for an undivided twenty-five percent (25%) ownership interest in the Independence Steam Electric Station at Newark, Arkansas, and that the Company does not maintain any service territory or serve any retail customers in the State of Arkansas. We have also assumed that the issuance and sale of the Bonds have had significant contacts with the State of New York.

     Based upon the foregoing and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

     (1) The Company is duly qualified to conduct the business that it is described as conducting in the Prospectus as a foreign corporation and is in good standing under the laws of the State of Arkansas and holds adequate and subsisting franchises, certificates of public convenience and necessity, licenses and permits to permit it to conduct its business as presently conducted in Arkansas.

     (2) The courts of Arkansas will enforce any provision in the Mortgage, the Bonds and the Underwriting Agreement, stipulating that the laws of the State of New York shall govern the Mortgage, the Bonds and the Underwriting Agreement, except to the extent that the validity or perfection of the lien of the Mortgage, or remedies thereunder, are governed by the laws of a jurisdiction other than the State of New York, except, with respect to enforcement of the Mortgage, as the same may be limited by the laws of the State of Arkansas affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security.

     (3) There are no authorizations, approvals, consents or orders of any governmental authority in the State of Arkansas (other than in connection or compliance with the provisions of the securities or "blue sky" laws as to which no opinion is expressed herein) legally required for the execution, delivery and performance by the Company of the Underwriting Agreement or to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement.

     (4) Substantially all physical properties located in the State of Arkansas (other than those expressly excepted) which have been or hereafter may be acquired by the Company have been or, upon such acquisition, will become subject to the lien of the Mortgage, subject, however, to Excepted Encumbrances (as defined in the Mortgage) and to liens, defects, and encumbrances, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as may be limited by bankruptcy law.

     (5) The Company has good and sufficient legal right, title and interest in and to the Mortgaged and Pledged Property (as defined in the Mortgage) located in the State of Arkansas free and clear of any lien or encumbrance except for the lien of the Mortgage and for Excepted Encumbrances (as defined in the Mortgage), and except for minor defects and encumbrances customarily found in physical properties of like size and character which do not, in our opinion, materially impair the use of such properties affected thereby in the conduct of the business of the Company.

     (6) The description of the Mortgaged and Pledged Property (as defined in the Mortgage) which is located in the State of Arkansas, as set forth in the Mortgage, is adequate to constitute a lien on such Mortgaged and Pledged Property. The recording of the Mortgage among the land records in the office of the Circuit Clerk of Independence County, Arkansas, which recording will be duly effected, and the filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage subject to the lien thereof in the office of the Secretary of State of the State of Arkansas, which filing will be duly effected, are the only recordings, filings, re-recordings or refilings required by Arkansas law in order to protect and maintain the lien of the Mortgage on any Arkansas property described therein and subject thereto.

     In connection with rendering the opinion set forth in paragraph (5) above, we have, with your consent, performed the following procedures and relied upon the following: (a) limited title searches performed by Independence County Abstract Company, Inc., covering the period from September 10, 1981 to [ ]; (b) a review by Independence County Abstract Company, Inc. of the Grantor/Grantee indices of volumes in the real estate records of Independence County, Arkansas, in which transactions that would affect the Company's title to its property located in such County would be recorded; (c) a review of the Plaintiff/Defendant indices of official records of the Circuit Court and Chancery Court of Independence County, Arkansas, and of the United States District Court for the Eastern District of the State of Arkansas, in each case for civil suits currently pending therein; and (d) a certificate of the Secretary of State of the State of Arkansas reflecting the results of a search of the records maintained by such official pursuant to Act 375 of the Acts of Arkansas of 1965 (the Arkansas Transmitting Utility Act).

     We are members of the Arkansas Bar, and we express no opinion on the laws of any jurisdiction other than the State of Arkansas.

     The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Wise Carter Child & Caraway, Professional Association, Pillsbury Winthrop LLP and Thelen Reid & Priest LLP may rely on this opinion as to all matters of Arkansas law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Sincerely,


                              FRIDAY, ELDREDGE & CLARK, LLP

                                                        EXHIBIT C



            [Letterhead of Thelen Reid & Priest LLP]

                                                January ___, 2003


BNY Capital Markets, Inc.
J.P. Morgan Securities Inc.
Scotia Capital (USA) Inc.
The Williams Capital Group, L.P.

c/o  BNY Capital Markets, Inc.
     One Wall Street
     New York, New York 10286

     J.P. Morgan Securities Inc.
     270 Park Avenue
     New York, New York 10017

Ladies and Gentlemen:

     We, together with Friday, Eldredge & Clark, LLP and Wise Carter Child & Caraway, Professional Association, have acted as counsel for Entergy Mississippi, Inc., a Mississippi corporation (the "Company"), in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective January 27, 2003 (the "Underwriting Agreement"), between the Company and you, of $100,000,000 aggregate principal amount of its First Mortgage Bonds, 5.15% Series due February 1, 2013 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, with The Bank of New York (successor to Bank of Montreal Trust Company), as Corporate Trustee (the "Corporate
Trustee"), and Stephen J. Giurlando (successor to Z. George Klodnicki), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Nineteenth Supplemental Indenture, dated as of January 1, 2003 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is being rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with:
(a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the orders entered by the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as may be limited by the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, and (ii) as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been
     instituted   or,  to  our  knowledge,  threatened   by   the
     Commission.

          (2) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

          (3) The statements made in the Prospectus under the captions "Description of the First Mortgage Bonds" and "Description of the Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4)    The   Underwriting  Agreement  has   been   duly
     authorized, executed and delivered by the Company.

          (5) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to
     Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (6)   Appropriate  orders  have  been  entered  by  the
     Commission under the Holding Company Act authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, said orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities
     Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

     In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who audited certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, (ii) the Statements of Eligibility or (iii) the information contained in the Prospectus under the caption "Book-Entry Only Securities".

     We are members of the New York Bar, and this opinion is limited to the laws of the States of New York, Mississippi, Wyoming and Arkansas and the United States of America. As to all matters of Mississippi and Wyoming law, we have relied upon the opinion of even date herewith addressed to you by Wise Carter Child & Caraway, Professional Association, and as to all matters of Arkansas law, we have relied upon the opinion of even date herewith addressed to you and Wise Carter Child & Caraway, Professional Association, by Friday, Eldredge & Clark, LLP, special counsel to the Company. We have not examined into and are not expressing an opinion upon matters relating to incorporation of the Company, titles to property, franchises or the lien of the Mortgage.

     The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Wise Carter Child & Caraway, Professional Association, may rely on this opinion as to all matters of New York law in rendering their opinion required to be delivered under the Underwriting Agreement.


                              Very truly yours,


                              THELEN REID & PRIEST LLP

                                                        EXHIBIT D



             [Letterhead of Pillsbury Winthrop LLP]

                                                January ___, 2003


BNY Capital Markets, Inc.
J.P. Morgan Securities Inc.
Scotia Capital (USA) Inc.
The Williams Capital Group, L.P.

c/o  BNY Capital Markets, Inc.
     One Wall Street
     New York, New York 10286

     J.P. Morgan Securities Inc.
     270 Park Avenue
     New York, New York 10017

Ladies and Gentlemen:

     We have acted as counsel for the several Underwriters of $100,000,000 aggregate principal amount of First Mortgage Bonds, 5.15% Series due February 1, 2013 (the "Bonds"), issued by Entergy Mississippi, Inc., a Mississippi corporation (the "Company"), under the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, with The Bank of New York (successor to Bank of Montreal Trust Company), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Z. George Klodnicki), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Nineteenth Supplemental Indenture, dated as of January 1, 2003 (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), pursuant to the Underwriting Agreement between you and the Company effective January 27, 2003 (the "Underwriting Agreement"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon opinions of even date herewith addressed to you by Friday, Eldredge & Clark, LLP, counsel for the Company, as to all matters of Arkansas law related to this opinion and by Wise Carter Child & Caraway, Professional Association, as to all matters of Mississippi and Wyoming law related to this opinion. We have also reviewed said opinions, and believe that they are satisfactory. We have also reviewed the opinion of Thelen Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

     We have reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing of the transactions contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to such matters of fact material to this opinion, we have relied upon representations and certifications of the Company in such documents and in the Underwriting Agreement, and upon statements in the Registration Statement. In such review, we have assumed the genuineness of all signatures, the conformity to the originals of the documents submitted to us as certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof and as to the authorization, execution and delivery of the Supplemental Indenture. We have not examined, and are expressing no opinion or belief as to matters relating to, incorporation of the Company, titles to property, franchises, the lien purported to be created by the Mortgage or the recordation or perfection of such lien.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security purported to be provided for therein, (ii) bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), and (iii) an implied covenant of reasonableness, good faith and fair dealing; and, to the best of our knowledge, the Mortgage is qualified under the Trust Indenture Act and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

          (2) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing and are entitled to the benefit of the security purported to be afforded by the Mortgage.

          (3) The statements made in the Prospectus under the captions "Description of the First Mortgage Bonds" and "Description of the Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4)    The   Underwriting  Agreement  has   been   duly
     authorized, executed and delivered by the Company.

          (5) Appropriate orders have been entered by the Commission under the Holding Company Act, authorizing the issuance and sale of the Bonds by the Company, and to the best of our knowledge, such orders are in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act which, to the best of our knowledge, has been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

          (6)  Except in each case as to the financial statements
     and   other  financial  or  statistical  data  included   or
     incorporated by reference therein, upon which we do not pass, the Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities
     Act   and   (except  with  respect  to  the  Statements   of
     Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations
     of   the   Commission  thereunder  or   pursuant   to   said
     instructions, rules and regulations are deemed to comply therewith; with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, to the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the
     Securities   Act   and   no  stop   order   suspending   the
     effectiveness of the Registration Statement has been  issued
     and   no  proceedings  for  that  purpose  are  pending   or
     threatened under Section 8(d) of the Securities Act.

     In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with counsel for the Company, with your representatives and with the independent certified public accountants of the Company who audited certain of the financial statements included or incorporated by reference in the
Registration Statement and the Prospectus. Our review of the Registration Statement and the Prospectus and the above-mentioned discussions did not disclose to us any information that gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus or (ii) the Statements of Eligibility.

     With respect to the opinions set forth in paragraphs (1) and
(2) above, we call your attention to the fact that Section 9.08 of the Mortgage provides that the Company will promptly record and file the Supplemental Indenture in such manner and in such places, as may be required by law in order to fully preserve and protect the security of the bondholders and all rights of the Corporate Trustee.

     This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                              Very truly yours,


                              PILLSBURY WINTHROP LLP

                                                        EXHIBIT E



            ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS
   PURSUANT TO SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT
         FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS
                       REFERRED TO THEREIN


Caption                  Page      Item

Annual Report on Form 10-
K  for  the  year  ended
December 31, 2001

"SELECTED FINANCIAL DATA 140       The   amounts  of   electric
- FIVE-YEAR COMPARISON"            operating    revenues    (by
                                   source) for the twelve month
                                   periods  ended December  31,
                                   2001, 2000 and 1999

Quarterly Report on Form
10-Q for the quarterly
period ended
March 31, 2002

"SELECTED OPERATING      52        The   amounts  of   electric
RESULTS"                           operating    revenues    (by
                                   source) for the three  month
                                   periods ended March 31, 2002
                                   and 2001

Quarterly Report on Form
10-Q for the quarterly
period ended
June 30, 2002

"SELECTED OPERATING      60        The   amounts  of   electric
RESULTS"                           operating    revenues    (by
                                   source)  for the  three  and
                                   six month periods ended June
                                   30, 2002 and 2001

Quarterly Report on Form
10-Q for the quarterly
period ended September
30, 2002

"SELECTED OPERATING      70        The   amounts  of   electric
RESULTS"                           operating    revenues    (by
                                   source)  for the  three  and
                                   nine   month  periods  ended
                                   September 30, 2002 and 2001